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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 1998

                                 OFFICELAND INC.
             (Exact name of registrant as specified in its charter)

                                 Ontario, Canada
                 (State or other jurisdiction of incorporation)

                                    86732971
                       (Canadian Federal Tax Account No.)

                          312 Dolomite Drive, Suite 212
                           Downsview, Ontario M3J 2N2
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (416) 736-4000

         On November 18, 1998, Officeland Inc. ("Officeland") filed a Current Report on Form 8-K (the "Initial Report") with the Securities and Exchange Commission, which reported Officeland's acquisition of all of the outstanding capital stock of Telecom Corporation of Chicago (the "Acquisition"). On January 27, 1999, Officeland filed a Form 8-K/A with the Securities and Exchange Commission to amend and supplement the Initial Report to include certain financial statements and pro forma financial information which Officeland is required to report pursuant to Items 7(a) and (b) of Form 8-K in connection with the Acquisition. The purpose of this amendment and supplement is to provide additional exhibits in connection with the Acquisition.


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Item 2       Acquisition of Assets

      Pursuant to a Stock Purchase Agreement dated October 9, 1998, Officeland Inc. ("Officeland") acquired the stock of Telecom Corporation of Chicago ("Telecom") on November 13, 1998 for the aggregate consideration of $3,100,000 in cash and 750,000 shares of Officeland common stock, plus an additional earn-out amount payable in cash or common shares subject to Telecom's future earnings. The acquisition was completed after Officeland received financing from investors associated with International Capital Partners, Inc., a Connecticut based investment management company. In connection with the acquisition: (i) Telecom entered into an employment agreement with John Einarsen ("Einarsen"), the former sole shareholder of Telecom, (ii) Telecom, as Tenant, entered into a lease agreement with Einarsen, which lease is guaranteed by Officeland, and
(iii) Telecom entered into a Loan Agreement with American National Bank and Trust Company of Chicago, which loan is guaranteed by Officeland.

      Telecom is a leading re-manufacturer and marketer of used fax machines, small copiers and printers. Telecom will continue to conduct its business as a wholly-owned subsidiary of Officeland.

Item 7       Financial Statements and Exhibits

Exhibit 1* Press release of Officeland Inc. dated November 16, 1998 announcing the acquisition of Telecom Corporation of Chicago.

         (a) Financial Statements of businesses acquired.

Exhibit 2* Audited Financial Statements of Telecom Corporation of Chicago for the years ended December 31, 1997, 1996 and 1995, including the Independent Auditors' Report of Manning Silverman & Company dated October 27, 1998.

Exhibit 3*   Consent of Independent Auditors

         (b) Pro forma financial information.

Exhibit 4* Pro forma financial information showing combined results for Telecom Corporation of Chicago and Officeland Inc.

         (c) Exhibits

Exhibit 5    Stock Purchase Agreement between Officeland Inc. and John Einarsen

Exhibit 6 Employment Agreement by and Among John Einarsen, Telecom Corporation of Chicago and Officeland Inc.

Exhibit 7 Lease Agreement by and between John Einarsen, as Landlord, and Telecom Corporation of Chicago, as Tenant

Exhibit 8    Officeland Inc. Guaranty of Lease Agreement

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Exhibit 9    Loan and Security Agreement by and between Telecom Corporation of
             Chicago and American National Bank and Trust Company of Chicago, a National Banking Association

Exhibit 10   Officeland Continuing Guaranty of Loan and Security Agreement

Exhibit 11 Revolving Credit Note pursuant to and in accordance with Loan and Security Agreement

*  Previously filed on November 18, 1998 and January 27, 1999.

Additional exhibits and financial information will be filed by amendment.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OFFICELAND INC.
                                       (Registrant)


Dated:   January 29, 1999        By:   /s/ Marvyn A. Budd
                                       ------------------
                                       Marvyn A. Budd,
                                       Chief Executive Officer and President